SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8 - K/A

                                 CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  April 24, 1995




                   EXIDE ELECTRONICS GROUP, INC.
         (Exact name of registrant as specified in its charter)



     Delaware                    0-18106                  23-2231834
(State or other                (Commission               (IRS Employer
jurisdiction of                File Number)          Identification No.)
incorporation)



8521 Six Forks Road
Raleigh, North Carolina  27615
(Address of principal
 executive offices)


Registrant's telephone number, including area code:  (919) 872-3020







                             (17 pages total)

ITEM 7.  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

On February 8, 1995, Exide Electronics Group, Inc. (Exide Electronics) completed the acquisition of International Power Machines Corporation (IPM) pursuant to an Agreement and Plan of Reorganization dated as of August 25, 1994, as amended by amendments dated as of December 14, 1994 and as of January 5, 1995 (the Merger Agreement). On February 21, 1995, Exide Electronics filed a description of the acquisition under Item 2 of Form 8-K, and is hereby filing the financial information required under Item 7 with this Form 8-K/A.

(a) Financial statements of businesses acquired

The audited financial information of IPM for the three years ended December 31, 1993 is set forth in IPM's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 1-8084) and is incorporated herein by reference.

The unaudited financial information of IPM for the quarter and nine months ended September 30, 1994 is set forth in IPM's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994 (File No. 1-8084) and is incorporated herein by reference.

The unaudited financial information of IPM for the twelve months ended December 31, 1994 and 1993 follows:

IPM
CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands)

                                                    December 31,
                                                 1994         1993
                                             (unaudited)    (see note)
                                            ------------   ------------
ASSETS
Current assets
   Cash and cash equivalents                $       396    $        278
   Accounts receivable                            7,927           6,736
   Inventories                                   11,321           8,167
   Deferred tax assets                            1,010             157
   Other current assets                             631             352
                                                    ---             ---
      Total current assets                       21,285          15,690
                                                 ------          ------

   Property and equipment                         7,259           6,711
   Accumulated depreciation                       6,043           5,668
                                                  -----           -----
                                                  1,216           1,043
                                                  -----           -----
Other assets                                      1,877           1,680
                                                  -----           -----

                                            $    24,378    $     18,413
                                                 ======          ======

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
   Short-term debt                          $        84               -
   Accounts payable                               4,100    $      2,709
   Deferred revenues                              2,971           2,758
   Accrued compensation                             544             654
   Accrued income taxes payable                     379               -
   Other accrued liabilities                      2,582           1,612
                                                  -----           -----

      Total current liabilities                  10,660           7,733
                                                 ------           -----

Long-term debt                                    3,700           1,605

Deferred liabilities                                162             157

Shareholders' equity
    Cumulative preferred stock                      400             400
    Convertible cumulative preferred stock           25              25
    Common stock                                    430             426
    Additional paid-in capital                   10,716          10,694
    Retained deficit                             (1,715)         (2,627)
                                                 ------          ------
                                                  9,856           8,918
                                                  -----           -----

                                            $    24,378    $     18,413
                                                 ======          ======


Note: The consolidated balance sheet at December 31, 1993 has been derived from the audited financial statements at that date.

The accompanying notes are an integral part of these financial statements.


IPM
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share amounts)
                                                       Twelve Months Ended
                                                            December 31,
                                                       1994             1993
                                                    (unaudited)     (see note)
                                                    -----------     ----------
Revenues
   Products                                         $ 28,430         $ 25,853
   Services                                           10,283           10,140
                                                      ------           ------
     Total revenues                                   38,713           35,993
                                                      ------           ------
Cost of revenues
   Products                                           21,855           19,538
   Services                                            5,420            5,730
                                                       -----            -----
     Total cost of revenues                           27,275           25,268
                                                      ------           ------

   Gross profit                                       11,438           10,725

Selling, general and administrative expense            8,080            7,265
Research and development expense                       1,416            1,327
                                                       -----            -----
   Income from operations                              1,942            2,133

Interest expense                                         233              177
Other income                                            (101)             (11)
                                                        ----              ---
   Income from operations before income taxes          1,810            1,967

Provision for income taxes                               398              153
                                                         ---              ---

 Net income                                          $ 1,412          $ 1,814
                                                     =======          =======

Preferred stock dividends                               (400)            (400)
                                                        ----             ----

Net income applicable to common stockholders         $ 1,012          $ 1,587
                                                     =======          =======

Primary earnings per share
   Net income                                        $  0.23          $  0.33
                                                     =======          =======

   Weighted average number of common and equivalent
     shares outstanding                                4,414            4,305
                                                       =====            =====

Fully diluted earnings per share
   Net income                                        $  0.18          $  0.24
                                                     =======          =======

   Weighted average number of common and equivalent
     shares outstanding                                6,929            6,812
                                                       =====            =====

Note: The consolidated results of operations for the year ended December 31, 1993 are derived from the audited financial statements at that date.

The accompanying notes are an integral part of these financial statements.

IPM
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)
                                                                       Twelve Months Ended
                                                                            December 31,
                                                                    1994                    1993
                                                                 (unaudited)             (see note)
                                                                 -----------             ----------
Cash flows from operating activities
  Net income                                                      $   1,412              $   1,814
  Adjustments to reconcile net income to cash
    provided by (used in) operating activities:
    Depreciation and amortization expense                               527                    394
    Increase in accounts receivable                                  (1,191)                  (549)
    Decrease in notes receivable                                          -                     20
    Increase in inventories                                          (3,154)                  (419)
    Increase in accounts payable                                      1,391                    721
    Other, net                                                          310                    712
                                                                        ---                    ---

      Net cash provided by (used in) operating activities              (705)                 2,693
                                                                       ----                  -----

Cash flows from investing activities
  Acquisitions of property and equipment                               (685)                  (383)
  Other, net                                                           (197)                     -
                                                                       ----                    ---

      Net cash used in investing activities                            (882)                  (383)
                                                                       ----                   ----

Cash flows from financing activities
  Net additions/(reductions) in long-term debt                        2,179                 (1,990)
  Preferred stock dividends paid                                       (500)                  (400)
  Issuance of common stock                                               26                      -
                                                                         --                 ------

      Net cash provided by (used in) financing activities             1,705                 (2,390)
                                                                      -----                 ------

Net increase in cash and cash equivalents                               118                    (80)
Cash and cash equivalents, beginning of period                          278                    358
                                                                        ---                    ---

Cash and cash equivalents, end of period                          $     396              $     278
                                                                        ===                    ===


Note: The consolidated statement of cash flows for the year ended December 31, 1993 has been derived from the audited financial statements at that date.

The accompanying notes are an integral part of these financial statements.

                   International Power Machines Corporation
              Notes to Condensed Consolidated Financial Statements


Note 1 - Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles and the rules and regulations of the Securities and Exchange Commission for interim financial statements. Certain information and footnote disclosures required for complete financial statements have been condensed or omitted. These financial statements should be read in conjunction with the financial statements presented in the company's Annual Report on Form 10-K as of December 31, 1993.

In the opinion of management, the accompanying condensed consolidated financial statements include all adjustments (which consist of normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at December 31, 1994 and 1993 and for the twelve months then ended.

Certain amounts in the condensed consolidated financial statements presented herein for prior periods have been reclassified to conform to the method of presentation used in 1994. These reclassifications are not material.

Note 2 - Inventories

Inventories, which include materials, labor, and manufacturing overhead, are stated at the lower of cost or market, and consist of the following (in thousands):

                                   December 31,               December 31,
                                       1994                       1993
                                   ------------               ------------
Raw materials and supplies            $  5,625                   $  3,107
Work in process                          1,336                      1,771
Finished goods                           2,604                      1,342
Service parts                            1,756                      1,947
                                        ------                      -----
                                      $ 11,321                   $  8,167
                                        ======                      =====

(b)Pro forma combined financial information (unaudited)

The following unaudited pro forma combined financial statements reflect the business combination between Exide Electronics and IPM accounted for on a "pooling of interests" basis, as if the combination had occurred as of the beginning of the earliest period presented. The unaudited pro forma combined financial statements are based upon the respective historical financial statements, which are contained in or incorporated by reference in this Form 8-K/A.

The pro forma combined balance sheet at December 31, 1994 combines the unaudited consolidated balance sheets of Exide Electronics and IPM as of that date. The pro forma combined statement of operations for the quarter ended December 31, 1994 combines Exide Electronics' and IPM's unaudited historical consolidated statements of operations for the three months ended December 31, 1994. The pro forma combined statement of operations for the year ended September 30, 1994 combines Exide Electronics' historical consolidated statement of operations for the fiscal year ended September 30, 1994 with IPM's consolidated statement of operations for the year ended September 30, 1994, as restated to conform with Exide Electronics' year end. The pro forma combined statement of operations for the fiscal years ended September 30, 1993 and 1992 combines Exide Electronics' historical consolidated statements of operations for the fiscal years then ended with IPM's consolidated statement of operations for the years ended December 31, 1993 and 1992. Accordingly, the historical results of IPM's operations for the quarter ended December 31, 1993 is included in the pro forma combined statement of operations for both of the fiscal years ended September 30, 1994 and 1993.

These unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Exide Electronics and IPM. The following documents concerning Exide Electronics are incorporated herein by reference: (i) the audited financial information contained in its Annual Report on Form 10-K for the year ended September 30, 1994; (ii) its Quarterly Report on Form 10-Q for the quarter ended December 31, 1994; and (iii) the registration statement on Form S-4 filed with the Commission on January 6, 1995 regarding the merger of Exide Electronics and IPM.

The pro forma information that follows is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the combination had been consummated as presented in the accompanying unaudited pro forma combined financial statements, nor is it necessarily indicative of future operating results.

EXIDE ELECTRONICS  AND IPM
PRO FORMA COMBINED BALANCE SHEET
December 31, 1994
(unaudited, in thousands)

                                             Exide                                          Pro Forma
                                          Electronics           IPM         Adjustments      Combined
                                          ------------      ------------    ------------   -----------
ASSETS
Current assets
   Cash and cash equivalents               $       959      $        396         $         $     1,355
   Accounts receivable                          82,592             7,927                        90,519
   Inventories                                  48,893            11,321           (681)        59,533
   Deferred tax assets                           6,548             1,010            113          7,671
   Other current assets                          3,899               631                         4,530
                                                 -----               ---           ----          -----
      Total current assets                     142,891            21,285           (568)       163,608
                                               -------            ------           ----        -------

Property, plant, and equipment
   Land, buildings, and leasehold
    improvements                                 8,701                 -                         8,701
   Machinery and equipment                      46,658             7,259                        53,917
                                                ------             -----                        ------
                                                55,359             7,259                        62,618
                                                ------             -----                        ------
   Accumulated depreciation                     27,650             6,043                        33,693
                                                ------             -----                        ------
                                                27,709             1,216                        28,925
                                                ------             -----                        ------
Other assets                                    15,561             1,877                        17,438
                                                ------             -----            -----       ------

                                            $  186,161      $     24,378          $ (568)   $  209,971
                                               =======            ======            =====      =======


LIABILITIES, REDEEMABLE PREFERRED STOCK, AND COMMON SHAREHOLDERS' EQUITY

Current liabilities
   Short-term debt                           $   5,817       $        84          $          $   5,901
   Accounts payable                             49,376             4,100                        53,476
   Deferred revenues                            11,741             2,971                        14,712
   Accrued compensation                          4,747               544                         5,291
   Accrued income taxes payable                    265               379                           644
   Other accrued liabilities                     5,452             2,582                         8,034
                                                 -----             -----                         -----
      Total current liabilities                 77,398            10,660                        88,058
                                                ------            ------                        ------

Long-term debt                                  21,000             3,700             989        25,689

Convertible subordinated notes                  15,000                 -                        15,000

Deferred liabilities                             2,835               162                         2,997

Redeemable preferred stock                      10,000                 -                        10,000

Common shareholders' equity
    Cumulative preferred stock                       -               400            (400)            -
    Convertible cumulative preferred stock           -                25             (25)            -
    Common stock                                    62               430            (415)           77
    Additional paid-in capital                  36,343            10,716             840        47,899
    Retained earnings (deficit)                 31,104            (1,715)         (1,557)       27,832
    Cumulative translation adjustments          (2,159)                -                        (2,159)
                                                ------             -----          ------        ------
                                                65,350             9,856          (1,557)       73,649
     Less:  Notes receivable from
             shareholders                       (5,295)                -                        (5,295)
            Treasury stock, at cost               (127)                -                          (127)
                                                  ----             -----         ------           ----
                                                59,928             9,856         (1,557)        68,227
                                                ------             -----         ------         ------
                                            $  186,161         $  24,378         $ (568)     $ 209,971
                                               =======            ======           ====        =======



The accompanying notes are an integral part of these financial statements.

EXIDE ELECTRONICS AND IPM PRO FORMA COMBINED STATEMENT OF OPERATIONS
Three Months Ended December 31, 1994
(unaudited)
(in thousands, except per share amounts)

                                               Historical
                                                  Exide          Historical       Conforming         Pro Forma
                                               Electronics          IPM           Adjustments        Combined
                                              ------------      ------------    -------------      ------------
Revenues
   Products                                       $ 56,277           $ 7,619           $              $ 63,896
   Services                                         24,987             3,183                            28,170
                                                    ------             -----                            ------
     Total revenues                                 81,264            10,802                            92,066
                                                    ------            ------                            ------
Cost of revenues
   Products                                         43,096             6,171                            49,267
   Services                                         17,669             1,393               54           19,116
                                                    ------             -----               --           ------
     Total cost of revenues                         60,765             7,564               54           68,383
                                                    ------             -----               --           ------
   Gross profit                                     20,499             3,238              (54)          23,683

Selling, general and administrative expense         14,336             2,221                            16,557
Research and development expense                     2,177               370                             2,547
                                                     -----               ---              ---            -----
   Income from operations                            3,986               647              (54)           4,579

Interest expense                                     1,341                83                             1,424
Interest income                                      (139)                                                (139)
Other income                                          (81)              (80)                              (161)
                                                      ---               ---              ---              ----
   Income from operations before income taxes       2,865               644              (54)            3,455
                                                    -----               ---              ---             -----
Provision for income taxes                          1,119               107              (19)            1,207
                                                    -----               ---              ---             -----

 Net income                                       $ 1,746             $ 537            $ (35)          $ 2,248
                                                    =====               ===              ===             =====

Preferred stock dividends                             197                 -                                197
                                                      ---               ---              ---               ---
Net income applicable to common shareholders      $ 1,549             $ 537            $ (35)          $ 2,051
                                                    =====               ===              ===             =====

Primary earnings per share

  Net income                                      $  0.25                                              $  0.26
                                                     ====                                                 ====
  Weighted average number of common and
  equivalent shares outstanding                     6,272                                                7,782
                                                    =====                                                =====
Fully diluted earnings per share

  Net income                                      $  0.23                                              $  0.25
                                                     ====                                                 ====
  Weighted average number of common and
  equivalent shares outstanding                     7,494                                                9,005
                                                    =====                                                =====

The accompanying notes are an integral part of these financial statements.

EXIDE ELECTRONICS AND IPM PRO FORMA COMBINED STATEMENT OF OPERATIONS
Fiscal Year Ended September 30, 1994
(unaudited)
(in thousands, except per share amounts)
                                                   Historical
                                                     Exide     Historical   Conforming   Pro Forma
                                                   Electronics    IPM       Adjustments   Combined
                                                   ----------- ----------- ------------- ----------
Revenues
   Products                                        $ 232,494     $ 27,775                 $ 260,269
   Services                                           94,089        9,625                   103,714
                                                      ------        -----                   -------
     Total revenues                                  326,583       37,400                   363,983
                                                     -------       ------                   -------
Cost of revenues
   Products                                          173,023       20,837                   193,860
   Services                                           65,788        5,450        190         71,428
                                                      ------        -----        ---         ------
     Total cost of revenues                          238,811       26,287        190        265,288
                                                     -------       ------        ---        -------
   Gross profit                                       87,772       11,113       (190)        98,695

Selling, general and administrative expense           57,427        7,659                    65,086
Research and development expense                       8,729        1,421                    10,150
Litigation expense                                     4,997                                  4,997
                                                       -----        -----       ----          -----
   Income from operations                             16,619        2,033       (190)        18,462
                                                      ------        -----       ----         ------
Interest expense                                       5,237          180                     5,417
Interest income                                         (488)                                  (488)
Other (income) expense                                   128          (54)                       74
                                                         ---         ----       ----             --
   Income before income taxes                         11,742        1,907       (190)        13,459

Provision for income taxes                             4,011          341        (68)         4,284
                                                       -----          ---        ---          -----

   Net income                                        $ 7,731      $ 1,566     $ (122)       $ 9,175
                                                     =======      =======     =======       =======

Preferred stock dividends                               (790)                                  (790)
                                                        ----       -------    -------       -------
   Income applicable to common shareholders          $ 6,941       $ 1,566    $ (122)       $ 8,385
                                                     =======       =======    =======       =======

Primary earnings per share
   Net income                                        $  1.10                                $  1.07
                                                     =======                                =======
   Weighted average number of common and
    equivalent shares outstanding                      6,304                                  7,814
                                                       =====                                  =====

Fully diluted earnings per share
   Net income                                         $ 1.03                                $  1.03
                                                      ======                                =======
   Weighted average number of common and
    equivalent shares outstanding                      7,882                                  9,393
                                                       =====                                  =====


The accompanying notes are an intergral part of these financial statements.

EXIDE ELECTRONICS AND IPM PRO FORMA COMBINED STATEMENT OF OPERATIONS
Fiscal Year Ended September 30, 1993
(unaudited)
(in thousands, except per share amounts)
                                                    Historical
                                                      Exide      Historical   Conforming   Pro Forma
                                                    Electronics     IPM       Adjustments  Combined
                                                    -----------  -----------  ------------ ----------
Revenues
   Products                                          $ 194,290     $ 25,853      $         $ 220,143
   Services                                             87,659       10,140                   97,799
                                                        ------       ------                   ------
     Total revenues                                    281,949       35,993                  317,942
                                                       -------       ------                  -------
Cost of revenues
   Products                                            146,162       19,538                  165,700
   Services                                             60,764        5,730        253        66,747
                                                        ------        -----        ---        ------
     Total cost of revenues                            206,926       25,268        253       232,447
                                                       -------       ------        ---       -------
   Gross profit                                         75,023       10,725       (253)       85,495

Selling, general and administrative expense             48,241        7,265                   55,506
Research and development expense                         8,265        1,327                    9,592
                                                         -----        -----       ----         -----
   Income from operations                               18,517        2,133       (253)       20,397

Interest expense                                         4,244          177                    4,421
Interest income                                           (466)                                 (466)
Other (income) expense                                     407          (11)                     396
                                                           ---         ---         ---           ---
   Income before income taxes and cumulative
     effect of accounting change                        14,332        1,967       (253)       16,046

Provision for income taxes                               6,081          153        (20)        6,214
                                                         -----          ---        ---         -----
   Net income before cumulative effect of
      accounting change                                  8,251        1,814       (233)        9,832
                                                         =====        =====       ====         =====

Preferred stock dividends                               (1,071)                               (1,071)
                                                        ------      -------     ------        ------
   Income before cumulative effect of accounting
    change applicable to common shareholders           $ 7,180      $ 1,814     $ (233)      $ 8,761
                                                       =======      =======     ======       =======

Primary earnings per share
   Net income before the cumulative effect of
     accounting change                                  $ 1.25                                $ 1.21
                                                        ======                                ======
   Weighted average number of common and
     equivalent shares outstanding                       5,760                                 7,270
                                                         =====                                 =====
Fully diluted earnings per share
   Net income before the cumulative effect of
     accounting change                                  $ 1.12                                $ 1.10
                                                        ======                                ======
   Weighted average number of common and
     equivalent shares outstanding                       8,004                                 9,316
                                                         =====                                 =====

The accompanying notes are an integral part of these financial statements.

EXIDE ELECTRONICS AND IPM PRO FORMA COMBINED STATEMENT OF OPERATIONS
Fiscal Year Ended September 30, 1992
(unaudited)
(in thousands, except per share amounts)

                                                    Historical
                                                      Exide      Historical  Conforming   Pro Forma
                                                    Electronics     IPM      Adjustments  Combined
                                                    -----------  ----------  -----------  ---------
Revenues
   Products                                         $ 162,242     $ 24,337       $        $ 186,579
   Services                                            51,122        9,402                   60,524
                                                       ------        -----                   ------
     Total revenues                                   213,364       33,739                  247,103
                                                      -------       ------                  -------
Cost of revenues
   Products                                           124,129       18,767                  142,896
   Services                                            30,073        5,254         185       35,512
                                                       ------        -----         ---       ------
     Total cost of revenues                           154,202       24,021         185      178,408
                                                      -------       ------         ---      -------

   Gross profit                                        59,162        9,718        (185)      68,695

Selling, general and administrative expense            40,288        6,778                   47,066
Research and development expense                        7,616        1,169                    8,785
                                                        -----        -----         ---        -----
   Income from operations                              11,258        1,771        (185)      12,844

Interest expense                                        4,714          376                    5,090
Interest income                                         (559)                                 (559)
Other (income) expense                                  (988)          142                    (846)
                                                        ----           ---         ---        ----
   Income before income taxes                          8,091         1,253        (185)       9,159

Provision for income taxes                             3,056            53          (6)       3,103
                                                       -----            --          --        -----

   Net income                                        $ 5,035       $ 1,200       $(179)     $ 6,056
                                                     =======       =======       =====      =======
Preferred stock dividends                               (484)            -                     (484)
                                                        ----       -------       -----         ----
   Income applicable to common shareholders          $ 4,551       $ 1,200       $(179)     $ 5,572
                                                     =======       =======       =====      =======

Primary earnings per share
   Net income                                        $  0.82                                $  0.79
                                                     =======                                =======
   Weighted average number of common and
     equivalent shares outstanding                     5,529                                  7,039
                                                       =====                                  =====

Fully diluted earnings per share
   Net income                                        $  0.82                                $  0.79
                                                     =======                                =======
   Weighted average number of common and
     equivalent shares outstanding                     5,529                                  7,651
                                                       =====                                  =====

The accompanying notes are an integral part of these financial statements.

NOTES TO PRO FORMA COMBINED STATEMENTS OF OPERATIONS AND BALANCE SHEET

(dollars in thousands)

1. The pro forma combined balance sheet as of December 31, 1994 reflects the issuance of 1,509,721 shares of Exide Electronics Group, Inc. (Exide Electronics) common stock in exchange for all of the outstanding shares of International Power Machines Corporation (IPM) Common Stock, Series A Preferred Stock, and Series B Convertible Preferred Stock as of February 7, 1995. The pro forma combined balance sheet as of December 31, 1994 also reflects the payment of $989 of accumulated and unpaid Series A preferred stock dividends, which were paid in February 1995 in accordance with the terms of the Merger Agreement between the two companies.

2. Income per share is based on the weighted average number of common and dilutive equivalent shares of Exide Electronics as adjusted for the 1,509,721 shares issued in the merger. Primary pro forma income per share before the cumulative effect of accounting change is calculated based upon the weighted average number of pro forma combined common shares outstanding, plus equivalent shares related to the assumed exercise, using the treasury stock method, of dilutive outstanding common stock options.
     In addition, IPM Series A and B preferred stock were assumed to have been converted into equivalent shares of common stock for all periods presented, whether or not such conversion was dilutive, for both the primary and fully diluted earnings per share calculations, as these shares were converted into common stock as part of the transaction. The computation of fully diluted earnings per share also considers the effect, when dilutive, of the conversion of Exide Electronics' Series C, D, and E convertible preferred stock, and Exide Electronics' convertible subordinated notes.

3. The consolidating adjustments shown in the pro forma combined financial statements represent the exchange of IPM preferred and common stock for Exide Electronics common stock and the payment of accumulated and unpaid dividends as described in Note 1 above, as well as those adjustments necessary to conform the accounting methodology of IPM for reserving for excess and obsolete service inventories to the accounting methodology used by Exide Electronics.

4. Total costs incurred or to be incurred by Exide Electronics and IPM in connection with the merger are currently estimated to be approximately $4,750. These costs related primarily to fees paid for legal, accounting, printing, financial advisory, and other related services related to the consummation of the merger, and the estimated severance and other costs related to the closure of a duplicate operating facility and the discontinuance of duplicate product lines manufactured at this facility. These costs will be charged to expense by the company in the quarter ended March 31, 1995. According, the effects of these costs have not been reflected in the pro forma condensed combined financial statements.

5.   In May 1990, Exide Electronics was served with a complaint entitled
     Branson v. Exide Electronics Corporation, et al., in the Delaware Court of Chancery (Branson-Delaware), and in May 1991, a related case was filed in the United States District Court for the Southern District of New York (Branson-New York). These complaints alleged, among other things, that Exide Electronics' description of a lawsuit entitled James Hendry d.b.a. Synergy Sales Engineering v. Exide Electronics Corporation (Hendry) in its prospectus dated December 21, 1989 was false and misleading. Exide Electronics recorded a charge in connection with Hendry of $4,997 in its operating results for the second quarter of fiscal 1994, and reached a settlement in the Hendry lawsuit in July 1994. For additional information on the Hendry, Branson-Delaware, and Branson-New York litigation, see Note 4 of the Notes to Consolidated Financial Statements in Exide Electronics' Form 10-Q for the quarter ended December 31, 1994, which is incorporated herein by reference.

     In April 1995, Exide Electronics announced that it had settled the Branson suits. The Delaware Branson action had been dismissed once for failure to state a claim, but was reinstated following an appeal and was in the discovery process prior to the settlement. The terms of the settlement were not disclosed, but the company announced that the settlement would be recorded in the results of its second fiscal quarter ended March 31, 1995, and that it would not have a material effect on the company's financial position. The settlement agreements are subject to court approval, after notice to affected shareholders. While the company believed that neither suit had merit, it decided to settle as the suits were taking valuable corporate time and attention and would have involved significant legal costs to pursue further.






 (c)  Exhibits.

EXHIBIT
NUMBER                        DESCRIPTION

23     Consent of Arthur Andersen LLP, independent public accountants

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EXIDE ELECTRONICS GROUP, INC.



Date:  April 24, 1995                By:  Marty R. Kittrell

                                          Marty R. Kittrell
                                          Vice President and Chief
                                          Financial Officer

              EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION

23     Consent of Arthur Andersen LLP, independent public accountants

EXHIBIT 23


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 8-K/A into the company's previously filed Registration Statement File No. 33-64818, Registration Statement File No. 33-35202, Registration Statement File No. 33-39310, and Registration Statement File No. 33-39311.


                                                   ARTHUR ANDERSEN LLP

Raleigh, North Carolina
April 24, 1995